U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                      Filed pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 7, 2003
                                                   ------------


                           BIOVEST INTERNATIONAL, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-11480                                        41-1412084
-----------------------                   --------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)

                             8500 Evergreen Blvd. NW
                              Minneapolis, MN 55433
                    ----------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                  763-786-0302
                  --------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                  540 Sylvan Avenue, Englewood Cliffs, NJ 07632
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a.   Previous independent accountants.

          i. On July 1, 2003, Lazar Levine & Felix LLP ("Lazar Levine") was dismissed as the Registrant's independent auditors. Lazar Levine became the independent auditors for the Registrant on March 28, 2002.

          ii. The reports of Lazar Levine on the financial statements for September 30, 2002 (the only fiscal year audited by Lazar Levine) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to scope or accounting principles, except for a modification addressing the company's ability to continue as a going concern.

          iii. The action described herein was taken by management of the Registrant and will be subsequently submitted for ratification by the Registrant's Board of Directors.

          iv. In connection with its audit for September 30, 2002 (the only fiscal year audited by Lazar Levine), there have been no disagreements with Lazar Levine on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lazar Levine would have caused them to make reference thereto in their report on the financial statements for such year.

          v. During the year ended September 30, 2002 (the only fiscal year audited by Lazar Levine), there were not any items requiring disclosure as defined in Regulation S-B Item 304 (a) (1) (iv).

     b. The Registrant has elected Aidman, Piser & Co, PA ("Aidman Piser") as its new independent accountants as of July 1, 2003. During the most recent fiscal year and through July 1, 2003, the Registrant has not consulted with Aidman Piser regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Aidman Piser concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or any other item requiring disclosure by Item 304 (a) (1) (iv) of Regulation S-B.

     c. The Registrant has furnished Lazar Levine with a copy of the disclosure made herein and has requested that Lazar Levine furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

     d. The Company has authorized Lazar Levine to respond fully to the inquiries of Aidman Piser during the transition.



Exhibit Number        Description
--------------        -----------

16.1 Letter from Lazar Levine & Felix LLP, former independent auditors, regarding its concurrence or disagreement with the statements in this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BIOVEST INTERNATIONAL, INC
                                            ------------------------------

                                            (Registrant)


Date:  July 7, 2003                         /s/ James A. McNulty
                                            ------------------------------
                                            James A. McNulty
                                            Chief Financial Officer

                                                                    Exhibit 16.1


                        [Letterhead of Lazar Levine, LLP]


July 7, 2003

Securities and Exchange Commission
Washington, D.C. 20549

RE: Biovest International, Inc.
File No. 0-11480

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Biovest International, Inc., dated July 7, 2003, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Lazar Levine & Felix, LLP